Note 8 - Deferred Charges, Net	6 Months Ended
Jun. 30, 2024
Notes to Financial Statements
Deferred Charges [Text Block]

8. Deferred Charges, net:

Deferred charges, net include the unamortized dry-docking and special survey costs. The amounts in the accompanying consolidated balance sheets are as follows:

Balance, January 1, 2024	$72,801
Additions	11,352
Amortization	(11,264)
Write-off and other movements (Note 7)	(780)
Balance, June 30, 2024	$72,109

During the six-month period ended June 30, 2024, five vessels underwent and completed their dry-docking and special survey, and one vessel was in the process of completing her dry-docking and special survey. During the six-month period ended June 30, 2023, ten vessels underwent and completed their dry-docking and special survey and two vessels were in the process of completing their dry-docking and special survey. The amortization of the dry-docking and special survey costs is separately reflected in the accompanying consolidated statements of income.